Supplement to the
Fidelity® Capital Appreciation Fund
December 30, 2005
Prospectus

The following information corrects the outdated information found in the "Fund Management" section on page 20.

J. Fergus Shiel is manager of Capital Appreciation Fund, which he has managed since October 2005. He also manages other Fidelity Funds. Mr. Shiel joined Fidelity Investments in 1989 and worked as a research analyst and portfolio manager until leaving the firm in May 2003 to run his own investment firm. Mr. Shiel returned to Fidelity as a portfolio manager in September 2005.

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